UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 30, 2022

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
 (808) 543-5662

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on July 2, 2022, Hawaiian Electric Industries, Inc. (HEI or the Company) appointed Paul K. Ito, the Company’s current Vice President-Taxes, Controller and Treasurer, to serve as Interim Chief Financial Officer (CFO) until the Company appoints a permanent CFO. Mr. Ito originally joined HEI in February 2018 as Vice President-Taxes and Controller, and subsequently added the role of Assistant Treasurer, followed by Treasurer. Before joining HEI, Mr. Ito served as CFO and Treasurer at Alexander & Baldwin, Inc. (A&B) (ALEX (NYSE)). A&B is not affiliated with HEI.
As compensation for serving as Interim CFO, Mr. Ito will receive a supplemental cash award (in addition to his existing base salary) in an amount equal to $18,125 per month, which will be earned as work is performed and prorated as necessary to account for any partial month of service. As a current officer of the Company, Mr. Ito will continue to participate in HEI’s annual Executive Incentive Compensation Plan, Long-Term Incentive Plan and annual equity compensation program through the Company’s 2010 Equity and Incentive Plan and will not receive any supplemental compensation through these plans for serving as Interim CFO.
There are no arrangements or understandings between Mr. Ito and any other person pursuant to which he was selected as Interim CFO, no family relationships between Mr. Ito and any other executive officer or director, and no related person transactions within the meaning of Item 404(a) of Regulation S-K between Mr. Ito and HEI.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)
/s/ Kurt K. Murao
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary

Date: July 6, 2022

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